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                                                                     RULE 497(e)
                                                               REG. NO. 33-41628

                       SUPPLEMENT DATED DECEMBER 9, 1998

                                     TO THE

                          PROSPECTUS DATED MAY 1, 1998
                            FOR THE MFS REGATTA GOLD
                COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS

                                    AND THE

                          PROSPECTUS DATED MAY 1, 1998
                          FOR THE MFS REGATTA PLATINUM
                COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS

             ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

The Prospectuses are hereby modified as follows:

- Reference on pages 2 and 20 to Guarantee Period(s) "of from one to ten years" is changed to "up to ten years."

- Reference in the first paragraph of the "Guarantee Periods" section on page 20 to "end the number of calendar years" is changed to "end the number of calendar years or months, as applicable."

- The first through third paragraphs of the "Dollar Cost Averaging" section on page 21 of the MFS Regatta Gold Prospectus are deleted in their entirety and replaced with the following:

             The Participant may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a designated Sub-Account or to the Fixed Account. Amounts allocated to the Fixed Account under the program will earn interest at a specified rated declared by the Company. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Sub-Accounts chosen by the Participant, up to a maximum of 12. The program continues until the Participant's Account Value allocated to the program is depleted or the Participant elects to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

             Only initial and subsequent Purchase Payments (subject to a minimum of $1,000) may be allocated to a Fixed Account Dollar Cost Averaging Option. Previously applied amounts may only be transferred to a Sub-Account Dollar Cost Averaging Option. Only one Dollar Cost Averaging Option may be selected at the time of payment.

- The first through third paragraphs of the "Dollar Cost Averaging" section beginning on page 21 of the MFS Regatta Platinum prospectus are deleted in their entirety and replaced with the following:

             The Participant may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $1,000 to a designated Sub-Account or to the Fixed Account. Amounts allocated to the Fixed Account under the program will earn interest at a specified rated declared by the Company. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Sub-Accounts chosen by the Participant, up to a maximum of 12. The program continues until the Participant's Account Value allocated to the program is depleted or
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      the Participant elects to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

             Only initial and subsequent Purchase Payments (subject to a minimum of $1,000) may be allocated to a Dollar Cost Averaging Option. Previously applied amounts may not be transferred to any Dollar Cost Averaging Option. Only one Dollar Cost Averaging Option may be selected at the time of payment.

- Reference to "with a one year duration" is deleted from the first paragraph of the "Market Value Adjustment" section on page 26.

- Reference in the definition of J in the "Market Value Adjustment" section on page 27 to "(the "Current Rate")," is changed to "or in the case of Guarantee Periods less than a year, The Guarantee Period will equal the entire Guarantee Period (the "Current Rate"),".

- Moody's Investors Services, Inc.'s rating of the Company's financial strength, appearing in the "Competition" section, has been lowered from Aa1 to Aa2.

DCASUPP 12/98